Property and Equipment, Net	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT, NET

Note 4 PROPERTY AND EQUIPMENT, NET

Property and equipment, net consisted of the following:

	2021	2020
Leasehold improvements	$1,522	$1,522
Office equipment	622	504
Furniture and fixtures	257	257
Property and equipment, gross	2,401	2,283
Accumulated depreciation	(2,214)	(2,116)
Property and equipment, net	$187	$167

Depreciation expense was $98 and $1,074 for the years ended December 31, 2021 and 2020, respectively. In 2020, the Company revised an estimate of the useful life of its leasehold improvements as a result of changes to the term of its lease resulting in an incremental $805 of depreciation expense as well as a $(0.40) impact on net loss per Class B common stock, basic and diluted for the year ended December 31, 2020. See Note 7 for additional information.